UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2020

EQM Midstream Partners, LP

(Exact name of registrant as specified in its charter)

Delaware	001-35574	37-1661577
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Energy Drive Canonsburg, Pennsylvania	15317
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (724) 271-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units Representing Limited Partner Interests	EQM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Special Meeting of Limited Partners of EQM Midstream Partners, LP (EQM) held on June 15, 2020 (the Special Meeting), EQM’s limited partners considered a proposal, which is described in more detail in EQM’s joint proxy statement/prospectus filed with the Securities and Exchange Commission (the SEC) on May 1, 2020 (the Proxy Statement). The final vote results for the proposal were as follows:

Proposal 1: The EQM Merger Proposal

EQM’s limited partners approved the Agreement and Plan of Merger, dated as of February 26, 2020 (as may be amended from time to time, the Merger Agreement), by and among Equitrans Midstream Corporation (ETRN), EQM LP Corporation, a Delaware corporation and a wholly owned subsidiary of ETRN (EQM LP), LS Merger Sub, LLC, a Delaware limited liability company and a wholly owned subsidiary of EQM LP (Merger Sub), EQM, and EQGP Services, LLC, a Delaware limited liability company, a wholly owned subsidiary of ETRN and the general partner of EQM, pursuant to which Merger Sub will merge with and into EQM (the EQM Merger) with EQM surviving as a wholly owned subsidiary of ETRN.

The following are the tabulated votes “For” and “Against” this proposal, as well as the number of “Abstentions” and “Broker Non-Votes”:

Votes For	Votes Against	Abstentions	Broker Non-Votes
192,988,306	514,589	72,614	—

Item 8.01.	Other Events.

On June 15, 2020, EQM and ETRN issued a joint news release announcing the results of the Special Meeting, the special meeting of ETRN’s shareholders and the expected closing date of the EQM Merger. A copy of the news release is filed as Exhibit 99.1 to this Current Report on Form 8-K (this Current Report) and is incorporated by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

99.1	Equitrans Midstream Corporation / EQM Midstream Partners, LP News Release, dated June 15, 2020.

104.1	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

Cautionary Statement Regarding Forward-Looking Information

Disclosures in this Current Report on Form 8-K (Current Report) contain certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Statements that do not relate strictly to historical or current facts are forward-looking. Words such as “could,” “will,” “may,” “assume,” “forecast,” “position,” “predict,” “strategy,” “expect,” “intend,” “plan,” “estimate,” “anticipate,” “believe,” “project,” “budget,” “potential,” or “continue,” and similar expressions are used to identify forward-looking statements. Without limiting the generality of the foregoing, forward-looking statements contained in this Current Report specifically include the expectations of plans, strategies, objectives and growth and anticipated financial and operational performance of EQM and its affiliates, including the potential timing of closing of the EQM Merger and whether the conditions thereto will be satisfied. These statements involve risks and uncertainties that could cause actual results to differ materially from projected results.

Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. EQM has based these forward-looking statements on current expectations and assumptions about future events. While EQM considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks and uncertainties, many of which are difficult to predict and beyond EQM’s control. The risks and uncertainties that may affect the operations, performance and results of EQM’s business and forward-looking statements include, but are not limited to, those set forth in EQM’s publicly filed reports with the SEC, including those set forth under Item 1A, “Risk Factors” of EQM’s Form 10-K for the year ended December 31, 2019 and under Item 8.01 of EQM’s Current Report on Form 8-K filed with the SEC on April 29, 2020, as may have been or may be updated by Part II, Item 1A, “Risk Factors,” of EQM’s subsequent Quarterly Reports on Form 10-Q filed with the SEC.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. EQM assumes no obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Additional Information and Where to Find It

This Current Report does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.

In connection with the proposed EQM Merger, EQM and ETRN filed the Proxy Statement with the SEC. This communication is not a substitute for the Proxy Statement or any other documents that EQM or ETRN may file with the SEC or send to limited partners of EQM or shareholders of ETRN in connection with the proposed transactions. LIMITED PARTNERS OF EQM AND SHAREHOLDERS OF ETRN ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS. Investors and security holders can obtain copies of these documents, including the Proxy Statement and any other documents that may be filed with the SEC with respect to the proposed transactions free of charge at the SEC’s website, http://www.sec.gov or as described in the following paragraph.

The documents filed with the SEC by EQM may be obtained free of charge at its website (www.eqm-midstreampartners.com) or by requesting them by mail at EQM Midstream Partners, LP, 2200 Energy Drive, Canonsburg, PA 15317, Attention: Corporate Secretary, or by telephone at (724) 271-7600. The documents filed with the SEC by ETRN may be obtained free of charge at its website (www.equitransmidstream.com) or by requesting them by mail at Equitrans Midstream Corporation, 2200 Energy Drive, Canonsburg, PA 15317, Attention: Corporate Secretary, or by telephone at (724) 271-7600.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQM MIDSTREAM PARTNERS, LP

	By:	EQGP Services, LLC,
its general partner

Date: June 15, 2020	By:	/s/ Kirk R. Oliver
	Name:	Kirk R. Oliver
	Title:	Senior Vice President and Chief Financial
Officer